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Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

April 26, 2002

RE:     Form S-6 Registration Statement
        CG Variable Life Insurance Separate Account A
        (the "Separate Account")
        File No. 33-60967

Ladies and Gentlemen:

As Chief Counsel of the CIGNA Group Insurance Division of Connecticut General Life Insurance Company (the "Company"), I am familiar with the actions of the Board of Directors establishing the Separate Account and its method of operation and authorizing the filing of a registration statement under the Securities Act of 1933 for the securities to be issued by the Separate Account and the Investment Company Act of 1940 for the Account itself.

In the course of preparing this opinion, I have reviewed the Certificate of Incorporation and the By-Laws of the Company, the Board actions with respect to the Separate Account, and such other matters as I deemed necessary or appropriate. Based on such a review, I am of the opinion that the group variable universal life insurance policies (and the certificates thereunder) which are the subject of the registration statement under the Securities Act of 1933 being filed for the Separate Account will, when issued, be legally issued and will represent the binding obligations of the Company, the depositor for the Separate Account.



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I consent to the use of this opinion as an Exhibit to said Registration
Statement and to the reference to me under the heading "Experts" in said Registration Statement.

Very truly yours,

/S/  Michael A. James

Michael A. James
Chief Counsel




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Connecticut General Life Insurance Company
Two Liberty Place
1601 Chestnut Street
Philadelphia, PA 19192


April 15, 2002


                                        RE:   CG Variable Life Insurance
                                              Separate Account A
                                              Registration Statement S-6
                                              File No. 33-60967

Ladies and Gentlemen:

This opinion is furnished in connection with the Registration Statement filed by Connecticut General Life Insurance Company under the Securities Act of 1933 recorded as File No. 33-60967. The prospectus included in the Registration Statement on Form S-6 describes flexible premium group variable universal life insurance policies (the "Policies"). The forms of Policies were prepared under my direction, and I am familiar with the Registration Statement, as amended, and Exhibits thereto.

In my opinion, the illustrations of benefits under the Policies included in the Section entitled "Illustrations" in the prospectus, based on the assumptions stated in the illustrations, are consistent with the provisions of the respective forms of the Policies. The age selected in the illustrations is representative of the manner in which the Policy operates.

I hereby consent to the use of this opinion as an exhibit in the Registration Statement and to the reference to my name under the heading "Experts" in the prospectus.

Very truly yours,

/S/ Mindy B. Giraldo

Mindy B. Giraldo, FSA, MAAA
Assistant Vice President and Actuary


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POWER OF ATTORNEY


I, the undersigned director and officer of Connecticut General Life Insurance Company, hereby constitute and appoint Michael A. James and Walter E. Heindl, and each of them individually, my true and lawful attorney, with full power to them and to each of them to sign for me and in my name and in my capacity as director of Connecticut General Life Insurance Company, any and all Registration Statements on Form N-8B-2 or S-6 on behalf of the Company in the name of one of its Separate Accounts filed with the Securities and Exchange Commission under the Securities Act of 1933, and such other documentation as may be required to obtain the necessary approvals of products from the Separate Account, hereby ratifying and confirming my signature as it may be signed by my attorneys to said Registration Statement and documentation.

Witness my hand and common seal on this 19th day of April, 2002.

Signature

(X) Farhan Sharaff
Farhan Sharaff




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[LETTERHEAD OF MORGAN, LEWIS & BOCKIUS LLP]

April 26, 2002



Connecticut General Life Insurance Company
CG Variable Life Insurance Separate Account A
900 Cottage Grove Road
Bloomfield, Connecticut 06152


Re:  Registration No. 33-60967

Ladies and Gentlemen:

We hereby consent to the reference to our name under the caption "Experts" in the Prospectus contained in Post-Effective Amendment No. 7 to the Registration Statement on Form S-6 (File No. 33-60967) for CG Variable Life Insurance Separate Account A filed by the Account with the Securities and Exchange Commission pursuant to the Securities Act of 1933.

Very truly yours,

MORGAN, LEWIS & BOCKIUS LLP

By: /s/ Michael Berenson

Michael Berenson

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POWER OF ATTORNEY


I, the undersigned director and officer of Connecticut General Life Insurance Company, hereby constitute and appoint Michael A. James and Walter E. Heindl, and each of them individually, my true and lawful attorney, with full power to them and to each of them to sign for me and in my name and in my capacity as director of Connecticut General Life Insurance Company, any and all Registration Statements on Form N-8B-2 or S-6 on behalf of the Company in the name of one of its Separate Accounts filed with the Securities and Exchange Commission under the Securities Act of 1933, and such other documentation as may be required to obtain the necessary approvals of products from the Separate Account, hereby ratifying and confirming my signature as it may be signed by my attorneys to said Registration Statement and documentation.

Witness my hand and common seal on this 19th day of April, 2002.

Signature

(X) Heyward R. Donigan
Heyward R. Donigan




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POWER OF ATTORNEY


I, the undersigned officer of Connecticut General Life Insurance Company, hereby constitute and appoint Michael A. James and Walter E. Heindl, and each of them individually, my true and lawful attorney, with full power to them and to each of them to sign for me and in my name and in my capacity as director of Connecticut General Life Insurance Company, any and all Registration Statements on Form N-8B-2 or S-6 on behalf of the Company in the name of one of its Separate Accounts filed with the Securities and Exchange Commission under the Securities Act of 1933, and such other documentation as may be required to obtain the necessary approvals of products from the Separate Account, hereby ratifying and confirming my signature as it may be signed by my attorneys to said Registration Statement and documentation.

Witness my hand and common seal on this 17th day of April, 2002.

Signature

(X) Michael Stephan
Michael Stephan




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                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion, in this Post-Effective Amendment No. 7 to the Registration Statement under the the Securities Act of 1933, as amended, filed on Form S-6 (File No. 33-60967), for the CG Variable Life Insurance Separate Account A, of the following reports:

         1. Our report dated February 7, 2002 relating to the consolidated financial statements of Connecticut General Life Insurance Company as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001.

         2. Our report dated February 25, 2002 on our audits of the financial statements of the CG Variable Life Insurance Separate Account A as of December 31, 2001 and for each of the two years in the period ended December 31, 2001 and for the period from November 15, 1999 to December 31, 1999.

We also consent to the reference to our Firm under the caption "Experts".

April 30, 2002